EXHIBIT 99

                             JOINT FILING AGREEMENT

         The undersigned hereby agree that the Schedule 13G with respect to the securities of Senomyx, Inc. and further amendments thereto executed by each and any of us shall be filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended.

         This agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

Dated:  February 3, 2005

                                                   Merrill Lynch Ventures L.P. 2001

                                                          /s/ Mandakini Puri
                                     --------------------------------------------------------------
                                                               Signature

                                     Mandakini Puri, Executive VP of Merrill Lynch Ventures, LLC,
                                          General Partner of Merrill Lynch Ventures L.P. 2001
                                     --------------------------------------------------------------
                                                              Name/Title



                                                      Merrill Lynch Ventures, LLC

                                                          /s/ Mandakini Puri
                                     --------------------------------------------------------------
                                                               Signature

                                      Mandakini Puri, Executive VP of Merrill Lynch Ventures, LLC
                                     --------------------------------------------------------------
                                                              Name/Title



                                                       Merrill Lynch Group, Inc.

                                                          /s/ Frank Marinaro
                                     --------------------------------------------------------------
                                                               Signature

                                     Frank Marinaro, Attorney-in-Fact of Merrill Lynch Group, Inc.
                                     --------------------------------------------------------------
                                                              Name/Title



                                                       Merrill Lynch & Co., Inc.

                                                          /s/ Frank Marinaro
                                     --------------------------------------------------------------
                                                               Signature

                                     Frank Marinaro, Attorney-in-Fact of Merrill Lynch & Co., Inc.
                                     --------------------------------------------------------------
                                                              Name/Title